Exhibit 21.1

Bluerock Homes Trust, Inc.

Subsidiaries of the Registrant

1.	Bluerock Residential Holdings, LP, a Delaware limited partnership
2.	Bluerock TRS Holdings, LLC, a Delaware limited liability company
3.	Bluerock REIT Operator, LLC, a Delaware limited liability company
4.	BHM OP Holdings, LLC, a Delaware limited liability company
5.	BHM Preferred Holdings TRS, LLC, a Delaware limited liability company
6.	BR Cal Yauger Park, LLC, a Delaware limited liability company
7.	BR Cal Yauger Park JV, LLC, a Delaware limited liability company
8.	BRG Yauger Park, LLC, a Delaware limited liability company
9.	BR Wendell Falls, LLC, a Delaware limited liability company
10.	BR Edgewater Wendell Falls JV, LLC, a Delaware limited liability company
11.	BHM Wendell Falls, LLC, a Delaware limited liability company
12.	Wayforth at Concord, LLC, a Delaware limited liability company
13.	BRG Wayforth Investor, LLC, a Delaware limited liability company
14.	Wayford IP, LLC, a Delaware limited liability company
15.	BR Wayford IP JV, LLC, a Delaware limited liability company
16.	BRG Wayford IP Investor, LLC, a Delaware limited liability company
17.	CCC-PSL, LLC, a Delaware limited liability company
18.	BRG Capstone Lucie JV, LLC, a Delaware limited liability company
19.	BRG Port St. Lucie Cottages Investor, LLC, a Delaware limited liability company
20.	CCC-Myrtle Beach, LLC, a Delaware limited liability company
21.	BRG Capstone Myrtle Beach JV, LLC, a Delaware limited liability company
22.	BRG Myrtle Beach Cottages Investor, LLC, a Delaware limited liability company
23.	ILE Homes Single Family Rental Fund, LP, a Delaware limited partnership
24.	ILE Holdings, LLC, a Delaware limited liability company
25.	ILE Bluerock Program Portfolio, LLC, a Delaware limited liability company
26.	ILE Homes Single Family Rental GP, LLC, a Delaware limited liability company
27.	ILE BR JV, LLC, a Delaware limited liability company
28.	BRG ILE Investor, LLC, a Delaware limited liability company
29.	BR BST AZ Portfolio I, LLC, a Delaware limited liability company
30.	BR BST AZ I Pkg 1, LLC, a Delaware limited liability company
31.	BR BST CO Portfolio I, LLC, a Delaware limited liability company
32.	BR BST CO I Pkg 1, LLC, a Delaware limited liability company
33.	BR BST WA Portfolio I, LLC, a Delaware limited liability company
34.	BR BST WA I Pkg 1, LLC, a Delaware limited liability company
35.	BR BST SFR JV I, LLC, a Delaware limited liability company
36.	BHM Ballast Investor, LLC, a Delaware limited liability company
37.	EMF Chandler, LLC, a Delaware limited liability company

38.	Encore QOZ Business 2020, LP, a Delaware limited partnership
39.	BHM Chandler Pref Investor, LLC, a Delaware limited liability company
40.	BHM Pringle Lender, LLC, a Delaware limited liability company
41.	BR GPC JV, LLC, a Delaware limited liability company
42.	BR GPC Investor, LLC, a Delaware limited liability company
43.	Indigo Cove Property Owner LLC, a Delaware limited liability company
44.	Indigo Cove LLC, a Delaware limited liability company
45.	BHM Indigo Cove Pref Investor, LLC, a Delaware limited liability company
46.	15050 Copper Grove, LLC, a Delaware limited liability company
47.	BR RPMI Copper Grove JV, LLC, a Delaware limited liability company
48.	BHM Copper Grove, LLC, a Delaware limited liability company
49.	BR Timberlin Park, LLC, a Delaware limited liability company
50.	BR Timberlin Park JV, LLC, a Delaware limited liability company
51.	BHM Timberlin Park, LLC, a Delaware limited liability company
52.	BHM Timberlin Park TRS, LLC, a Delaware limited liability company
53.	BR Allure, LP, a Delaware limited partnership
54.	BR Allure GP, LLC, a Delaware limited liability company
55.	BR S2 Allure JV, LLC, a Delaware limited liability company
56.	BHM Allure, LLC, a Delaware limited liability company
57.	Canvas Wildwood Owner, LLC, a Delaware limited liability company
58.	Canvas Wildwood Investments, LLC, a Delaware limited liability company
59.	BHM Wildwood Pref Investor, LLC, a Delaware limited liability company
60.	The Preserve at Canal LLC, a Delaware limited liability company
61.	The Preserve at Canal Property Owner LLC, a Delaware limited liability company
62.	BHM Preserve at Canal Pref Investor, a Delaware limited liability company
63.	PH OP PKG 8, LLC, a Delaware limited liability company
64.	BRG Springfield Investor, LLC, a Delaware limited liability company
65.	Pkg 8 Springfield, LLC, a Delaware limited liability company
66.	Pkg 8 Indy, LLC, a Delaware limited liability company
67.	Pkg 8 Pledgor, LLC, a Delaware limited liability company
68.	PH OP PKG 10, LLC, a Delaware limited liability company
69.	Pkg 10-Springtown 70, LLC, a Delaware limited liability company
70.	Pkg 10-Texarkana 29, LLC, a Delaware limited liability company
71.	Pkg 10-Lubbock 1.0, LLC, a Delaware limited liability company
72.	Pkg 10-Granbury, LLC, a Delaware limited liability company
73.	Pkg 10-Granbury 34, LLC, a Delaware limited liability company
74.	Pkg 10-Axelrod 22, LLC, a Delaware limited liability company
75.	Pkg 10-Springtown 14, LLC, a Delaware limited liability company
76.	Pkg 10-Lynnwood 20, LLC, a Delaware limited liability company
77.	Pkg 10-Lynnwood 2-20, LLC, a Delaware limited liability company

78.	Pkg 10-Lubbock 2.0, LLC, a Delaware limited liability company
79.	Pkg 10-Lubbock 45, LLC, a Delaware limited liability company
80.	Pkg 10 Pledgor, LLC, a Delaware limited liability company
81.	Pkg 10 Pledgor II, LLC, a Delaware limited liability company
82.	Pkg 10a Recap, LLC, a Delaware limited liability company
83.	BRG Pkg 10 Lender, LLC, a Delaware limited liability company
84.	BRG Pkg 10 Investor, LLC, a Delaware limited liability company
85.	BRG Peak SFR Pref Investor, LLC, a Delaware limited liability company
86.	PH OP Pkg 11, LLC, a Delaware limited liability company
87.	Pkg 11 Pledgor, LLC, a Delaware limited liability company
88.	Pkg 10-FTW 188, LLC, a Delaware limited liability company
89.	BRG Pkg 11 Investor, LLC, a Delaware limited liability company
90.	BRG Pkg 11 Lender, LLC, a Delaware limited liability company
91.	BRG Peak SFR Pref Investor, LLC, a Delaware limited liability company
92.	Pkg 12 Lake Shore, LLC, a Delaware limited liability company
93.	Pkg 12 Dasher Pointe, LLC, a Delaware limited liability company
94.	BR PH Pkg 12 Savannah JV, LLC, a Delaware limited liability company
95.	BHM Pkg 12 Savannah Investor, LLC, a Delaware limited liability company
96.	BR PH Pkg 12 Savannah Pledgor, LLC, a Delaware limited liability company
97.	Peak Forest Hill, LLC, a Delaware limited liability company
98.	BR Peak Forest Hill JV, LLC, a Delaware limited liability company
99.	BHM Forest Hill Investor, LLC, a Delaware limited liability company
100.	BHM Forest Hill Lender, LLC, a Delaware limited liability company
101.	BHM Peak Weatherford Investor, LLC, a Delaware limited liability company
102.	Peak Willow Park, a Delaware limited liability company
103.	BR Peak Willow Park JV, LLC, a Delaware limited liability company
104.	BHM Willow Park Investor, LLC, a Delaware limited liability company
105.	BR Amira, DST, a Delaware statutory trust
106.	BHM Amira Leaseco, LLC, a Delaware limited liability company
107.	BHM Amira Leaseco Manager, LLC, a Delaware limited liability company
108.	BHM Amira Investment Co, LLC, a Delaware limited liability company
109.	BHM Amira Exchange TRS, LLC, a Delaware limited liability company
110.	BHM Amira Lender, LLC, a Delaware limited liability company